Exhibit 10.26

EXECUTION COPY

AMENDMENT NO. 1

Dated as of December 20, 2013

to

CREDIT AGREEMENT

Dated as of July 18, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of December 20, 2013 by and among Newport Corporation, a Nevada corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of July 18, 2013 by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;

WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree to enter into this Amendment.

1.                                      Amendment to the Credit Agreement.  Effective as of November 12, 2013, clause (iii) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is amended to delete the word “full” immediately before the phrase “fiscal quarter” appearing therein.

2.                                      Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b)                                 The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.                                      Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the other Loan Documents to which the Borrower is a party (any such Loan Document as modified hereby) constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

(b)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality), except, in each case, to the extent such representation and warranty specifically relates to an earlier date in which case such representation or warranty is true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date.

4.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                                 This Amendment shall be a Loan Document.

5.                                      Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NEWPORT CORPORATION,
as the Borrower

By:	/s/ Charles F. Cargile
Name:	Charles F. Cargile
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Keith Winzenried
Name:	Keith Winzenried
Title:	Credit Executive

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kimberly Striegl
Name:	Kimberly Striegl
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

COMPASS BANK,
as a Lender

By:	/s/ Erik Velastegui
Name:	Erik Velastegui
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Marty McDonald
Name:	Marty McDonald
Title:	AVP

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Marissa P. Roarty
Name:	Marissa P. Roarty
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

BANK OF THE WEST,
as a Lender

By:	/s/ Diane Hayes
Name:	Diane Hayes
Title:	VP Credit Products

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:	/s/ Elizabeth Willis
Name:	Elizabeth Willis
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Rohan Trikha
Name:	Rohan Trikha
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of July 18, 2013

Newport Corporation

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of July 18, 2013 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Newport Corporation, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of December 20, 2013 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents and herein shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated:  December 20, 2013

[Signature Page Follows]

OPHIR OPTICS, LLC

By:	/s/ Jeffrey B. Coyne
	Name:	Jeffrey B. Coyne
	Title:	Vice President and Secretary

OPHIR HOLDINGS, INC.

By:	/s/ Jeffrey B. Coyne
	Name:	Jeffrey B. Coyne
	Title:	Vice President and Secretary

OPHIR-SPIRICON, LLC

By:	/s/ Jeffrey B. Coyne
	Name:	Jeffrey B. Coyne
	Title:	Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 1